PREPAYMENT AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
PREPAYMENT AND OTHER CURRENT ASSETS
Value added tax recoverable		¥ 70,908	¥ 49,980
Rebate receivable from suppliers		58,827	25,098
Deposits (Note)		11,602	19,477
Advance to suppliers		3,315	4,202
Interest Receivable		2,124
Prepaid IT & Insurance expense		5,034	1,892
Others		9,337	4,169
Total	$ 23,438	¥ 161,147	¥ 104,818